UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 3, 2018

REGEN BIOPHARMA, INC.

(Exact name of small business issuer as specified in its charter)

Nevada	45-5192997
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

Commission File No. 333-191725

4700 Spring Street, St 304, La Mesa, California 91942

(Address of Principal Executive Offices)

(619) 702 1404

(Issuer’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01 Other Events

On July 5, 2018 and July 3, 2018 respectively David Koos and Harry Lander assigned to Regen Biopharma, Inc. (“Regen”) their entire right , title and interest throughout the world in the inventions, improvements and all patent applications that are subject of an application for patent protection filed with the United States Patent and Trademark Office on June 14, 2018 entitled “Small Molecule Agonists and Antagonists of NR2F6 Activity” The abovementioned application relates to agonists and antagonists of nuclear receptor activity, specifically to the modulation ofNR2F6 activity and NR2F6 utilizing compounds, and the immune modulation and modulation of cancer stem cell activity through administration of compounds described within the application. David Koos currently serves as Chairman of the Board of Directors and Chief Executive Officer of Regen. Harry Lander currently serves as President and Chief Scientific Officer of Regen.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REGEN BIOPHARMA, INC.

Dated: 7/05/2018	By: /s/ David Koos
David Koos
Chief Executive Officer

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